UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2016

Acorda Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Saw Mill River Road, Ardsley, NY	10502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition of Disposition of Assets.

On March 11, 2016, Acorda Therapeutics, Inc. (“Acorda” or the “Offeror”) commenced a voluntary public tender offer to purchase all of the issued and outstanding shares (“Shares”), American Depositary Shares (“ADSs”), stock options (“Option Rights”), share units (“Share Rights”) and warrants (“Warrants”) (such securities, collectively, the “Equity Interests”) in Biotie Therapies Corp (“Biotie” or the “Company”) that are not owned by Biotie or any of its subsidiaries (the “Tender Offer”). The initial acceptance period for the Tender Offer (the “Offer Period”) expired on April 8, 2016.

Today, Acorda announced the closing of its purchase of the Equity Interests tendered during the Offer Period. In accordance with the terms and conditions of the Tender Offer, the offer consideration was paid to the holders of Equity Interests who had validly accepted the Tender Offer by April 8, 2016, with Equity Interests denominated in U.S. dollars paid based on the European Central Bank EUR/USD spot rate of 1.1396 as of the close of business on April 12, 2016.

The Equity Interests purchased by Acorda represent approximately 93.77 percent of all the shares and votes in Biotie on a fully-diluted basis as defined in the terms and conditions of the Tender Offer.

In order to allow holders of Equity Interests who did not tender their Equity Interests by April 8, 2016 to accept the Tender Offer, as announced on April 13, 2016, the Offeror has commenced a subsequent offer period in accordance with the terms and conditions of the Tender Offer (the “Subsequent Offer Period”). The Subsequent Offer Period commenced at 9:30 a.m. (EET) / 2:30 a.m. (New York Time) on 14 April 2016 and will expire at 4:00 p.m. (EET) / 9:00 a.m. (New York Time) on 28 April 2016.

A copy of the press release issued by the Company on April 18, 2016 regarding the closing of Acorda’s purchase of the Equity Interests tendered during the Offer Period and certain matters occurring in connection therewith and filed as Exhibit (a)(5)(E) to Schedule TO-T/A filed by Acorda with the Securities and Exchange Commission on April 18, 2016, is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The financial information required by Item 9.01(a) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information

The financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

April 18, 2016	By:	/s/ Michael Rogers
		Name:	Michael Rogers
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 18, 2016